Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT TO ASSET SALE
          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT TO ASSET SALE (referred to below) (this “Sixth Amendment”), dated as of December 16, 2010, by and among, TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
          WHEREAS, the Borrower, Holdings, Trico Holdco LLC, Trico Marine Cayman, L.P., the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of October 30, 2009 (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement (the “Second Amendment”) dated as of June 17, 2010, that certain Third Amendment to Credit Agreement and Forbearance Agreement (the “Third Amendment”) dated as of June 29, 2010, that certain Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated as of July 23, 2010 and that certain Fifth Amendment to Credit Agreement and Forbearance Agreement (the “Fifth Amendment”) dated as of September 21, 2010, the “Credit Agreement”); and
          WHEREAS, the Credit Parties have requested that the Lenders consent to the sales of the Mortgaged Vessels the “Star” and the “Sabre” notwithstanding Section 10.02 of the Credit Agreement or any other provision of the Credit Agreement, the Credit Documents or any other documents related thereto, on the terms and conditions set forth in this Sixth Amendment; and
          NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders party hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT AND REDUCTION OF COMMITMENTS
     Section 1.01. Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended to add the following new Sections 9.16 and 9.17:
     “Section 9.16 Delivery of Term Sheets and Proposals. Promptly after any Credit Party’s receipt thereof, deliver to each Lender a copy of any term sheet,

letter of intent or other agreement or proposal received by the Borrower or any other Credit Party or any of their Affiliates related to any restructuring, liquidation, or sale of assets of the Borrower or any other Credit Party
          Section 9.17. Weekly Updates. If requested by the Agent, any Term Lender and/or any Revolving Lender, the Term Lenders and/or the Revolving Lenders shall have the right to receive an update (via meeting or conference call with the Borrower’s senior management and/or its advisors) on progress toward a restructuring or liquidation of the Borrower and its Subsidiaries.”
     Section 1.02. Reduction of Revolving Loan Commitment.
          (a) Pursuant to Section 4.02 of the Credit Agreement, the Borrower hereby agrees that upon the repayment of Revolving Loans set forth in Section 2.01(b)(iii) hereof, the Revolving Loan Commitment shall be reduced in an amount equal to the Revolving Loans so repaid and, notwithstanding anything to the contrary contained in the Credit Agreement, shall be applied to reduce the Revolving Loan Commitment in inverse order of maturity rather than on a pro rata basis.
          (b) It is hereby understood and acknowledged by the Borrower and the Revolving Lenders that the Revolving Loan Commitment on the Sixth Amendment Effective Date is equal to $11,922,989.60 (immediately after the reduction of the Revolving Loan Commitment pursuant to Section 1.02(a) above) and, pursuant to Section 4.03(b) of the Credit Agreement, the Scheduled Commitment Reduction on January 1, 2011 shall be equal to $2,180,616.74 and the repayment of Revolving Loans on such date shall therefore be equal to $2,180,616.74 minus the aggregate amount of any Letters of Credit that have expired or been terminated since the Fifth Amendment Effective Date.
ARTICLE II
CONSENT
          Section 2.01. Consent to the Sale of the Star and the Sabre. In reliance on the representations and warranties of the Credit Parties set forth herein, each of the Lenders signatory hereto hereby consents to the sale of the Star and the Sabre free and clear of the Lien created by the Security Documents so long as the following conditions are satisfied:
          (a) the total sale price for the Star and Sabre shall not be less than $52,300,000;
          (b) no later than one(1) Business Day after the date of receipt thereof, the Borrower shall apply the Net Cash Proceeds received by the Borrower or any of its Subsidiaries from such sale as follows:
               (i) $20,000,000 shall be retained by the Borrower for uses and expenses in accordance with the Budget attached hereto as Exhibit A;

               (ii) $1,919,932.04, shall be used to repay the outstanding principal amount of the Tranche A Term Loans, (which payment shall be accompanied by the accrued interest thereon);
               (iii) $780,218.48, shall be used to repay the outstanding principal amount of the Revolving Loans (which payment shall be accompanied by the accrued interest thereon) or cash collateralize outstanding Letters of Credit; and
               (iv) the Net Cash Proceeds not applied under clauses (i) through (iii) above shall be used to repay obligations under the Senior Notes Documentation.
          Section 2.02. Waiver of Restriction on Payment and Prepayment Premium. Any repayment of the Obligations pursuant to Section 2.01(b)(ii) above shall constitute a voluntary prepayment under the Credit Agreement. The Lenders hereby waive all prepayment restrictions and agree that no Prepayment Premium shall be required, in each case, pursuant to Section 5.01(b) of the Credit Agreement.
          Section 2.03 Consent to the Fifth Amendment to the Priority Credit Agreement. In reliance on the representations and warranties of the Credit Parties set forth herein, each of the Lenders signatory hereto hereby consents to the Credit Parties entering into that certain Fifth Amendment to the Priority Credit Agreement, dated as of December 16, 2010 among Trico Supply AS, the subsidiary guarantors party thereto, Trico Shipping AS, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent, a copy of which was attached to hereto as Exhibit B (the “Amendment to the Priority Credit Agreement”).
ARTICLE III
REAFFIRMATION
          Section 3.01. Each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the transactions contemplated by this Sixth Amendment.
          Section 3.02. Each Credit Party hereby acknowledges its receipt of this Sixth Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Sixth Amendment.
          Section 3.03. Each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and the Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Sixth Amendment, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Revolving Loans and Term Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith.
ARTICLE IV
MISCELLANEOUS PROVISIONS
          Section 4.01. In order to induce the Lenders to enter into this Sixth Amendment, each of Holdings and the Borrower hereby (i) represent and warrant that other than the Specified Events of Default (as defined in the Fifth Amendment) and the Defaults and Events of Default listed on Exhibit C hereto, (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date after giving effect to this Sixth Amendment, (b) all of the representations and warranties contained in the Credit Agreement (other than the representations contained in Section 8.05(b), Section 8.05(e) and Section 8.06 of the Credit Agreement, and any representation or warranty which has been rendered untrue as a result of the Specified Events of Default or the Defaults and Events of Default listed on Exhibit C hereto) are true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Sixth Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (c) other than described under Section 2.01 herein, neither the Borrower nor any of its affiliates have paid or have agreed to pay any other fee or compensation to any of the Priority Facility Lenders, any of the holders of the Senior Notes, the Term Lenders or the Revolving Lenders in connection with the consent to the sale of the Star and the Sabre; and (ii) acknowledge and agree that nothing contained in this Sixth Amendment shall be construed as a waiver by the Lenders of any the Defaults and Events of Default listed on Exhibit C hereto.
          Section 4.02. The Lenders and each of the Agents hereby reserve all rights granted under the Credit Agreement and the other Credit Documents (each as so amended, supplemented or modified), this Sixth Amendment, and any other contract or instrument between the Credit Parties, any other Person, Agent, and Lender, including, without limitation, as a consequence of any Default or Event of Default listed on Exhibit C.
          Section 4.03. This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.
          Section 4.04. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Sixth Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Sixth Amendment.

          Section 4.05. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS IN THE CREDIT AGREEMENT.
          Section 4.06. This Sixth Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Borrower shall have paid all invoiced fees, costs, and expenses (including legal fees, consulting fees, commitment fees, costs and expenses and recording taxes and fees) of the Lenders and the Administrative Agent in full accrued to date (including, without limitation, all fees and expenses accrued pursuant to Section 14.01 of the Credit Agreement) and all fees and expenses incurred in connection with the transactions contemplated herein;
     (ii) each Credit Party, the Required Revolving Lenders and the Required Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com);
     (iii) the consummation of the transactions contemplated herein shall not have resulted in any material conflict with, or any material default under, any material agreement of Holdings or any Subsidiary thereof; and
     (iv) an amendment to the Priority Credit Agreement which provides for payment of all reasonable out-of-pocket costs and expenses of the Term Lenders and the Revolving Lenders (including, without limitation, the reasonable fees and disbursements of Latham & Watkins LLP, White & Case LLP and Term Lenders’ local maritime counsel and the Term Lenders’ consultants), in each case, in connection with the preparation, execution and delivery of the Priority Credit Agreement, this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver, assignment or consent relating hereto or thereto and the Term Lenders and the Revolving Lenders and in connection with the enforcement of the Priority Credit Agreement, this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel and consultants for Term Lenders and Revolving Lenders.
          Section 4.07. Except for deliveries that are required pursuant to the Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its

Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
          Section 4.08. The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters described in the foregoing paragraph and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any inquiry or investigation) or claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise). Notwithstanding the foregoing, no indemnified party shall be entitled to seek any indemnity for any indemnifiable claim arising from the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of such indemnified person.
          Section 4.09. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by the Sixth Amendment.
          Section 4.10. In consideration of, among other things, the execution and delivery of this Sixth Amendment by the Administrative Agent and the Lenders, and the accommodations to the Borrower and the other Credit Parties set forth herein, each of the Borrower and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, the “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Administrative Agent, the Collateral Agent, and/or the Lenders, in each case, in any capacity and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof. The execution by the Borrower and the Credit Parties hereof shall constitute a ratification, adoption, and confirmation by the Borrower and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date hereof. In entering into this Sixth Amendment, the Borrower and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of the Credit Agreement (as amended hereby) and the other Credit Documents and payment in full of the Obligations.
*           *           *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

TRICO SUPPLY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING III AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING II AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

ALBYN MARINE LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

DEEPOCEAN MARITIME AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN DE MEXICO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

CTC MARINE NORWAY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN B.V.
By:	/s/ Mads Ragnar Bårdsen
	Name:	Mads Ragnar Bårdsen
	Title:	Director

DEEPOCEAN UK. LTD.
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

ADMINISTRATIVE AGENT: NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender and as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Justin Martin
	Name:	Justin Martin
	Title:	Associate

Signature Page to Sixth Amendment to $33M Trico Working Capital Facility

LENDERS: SPECIAL VALUE CONTINUATION PARTNERS, LP TENNENBAUM OPPORTUNITIES PARTNERS V, LP TENNENBAUM DIP OPPORTUNITY FUND, LLC
By:	Tennenbaum Capital Partners, LLC,
Investment Manager of each of the above
companies

By:	/s/ Howard Levkowitz
	Name:	Howard Levkowitz
	Title:	Managing Partner

Signature Page to Sixth Amendment to the Credit Agreement

LENDER: UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO-UND VERBINSBANK), as Lender
By:	/s/ Somitsch
	Name:	Somitsch
	Title:	Vice President

By:	/s/ Langmaack
	Name:	Langmaack
	Title:	Vice President

Signature Page to Sixth Amendment to $33M Trico Working Capital Facility

Exhibit A
Budget

TMRA — 13 Week CF (OpCo Consol) — 12.15.10 — 1500 Hrs S&S.xlsx	13 Week Cash Flow — Subject to Change
Trico Supply AS
13 Week Cash Flow — OpCo Consolidated
(USD 000’s)

	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
	Week 26	Week 27	Week 28	Week 29	Week 30	Week 31	Week 32	Week 33	Week 34	Week 35	Week 36	Week 37	Week 38	Week 39	Total
Week Ending:	10-Dec-10	17-Dec-10	24-Dec-10	31-Dec-10	7-Jan-11	14-Jan-11	21-Jan-11	28-Jan-11	4-Feb-11	11-Feb-11	18-Feb-11	25-Feb-11	4-Mar-11	11-Mar-11	13 Weeks
Beginning Cash (Unrestricted)	$18,330	$17,900	$29,471	$16,879	$21,286	$21,957	$13,461	$4,700	$(1,921)	$2,095	$490	$(4,755)	$(4,592)	$(2,148)	$17,900

Total Receipts	1,807	3,094	8,476	12,570	11,938	3,015	5,059	5,464	15,806	4,504	9,177	11,089	12,091	2,294	104,578

Total Operating Disbursements	(7,746)	(11,519)	(18,883)	(6,667)	(8,067)	(10,761)	(13,070)	(12,054)	(9,163)	(6,110)	(14,421)	(10,176)	(8,042)	(8,061)	(136,994)

Total Net Cash Flow From Operations	(5,940)	(8,425)	(10,406)	5,903	3,870	(7,746)	(8,011)	(6,590)	6,643	(1,606)	(5,245)	913	4,049	(5,766)	(32,416)

Transfers to HoldCo — NS	—	—	—	—	—	(750)	(750)	—	—	—	—	(750)	—	—	(2,250)

Non-Operating Disbursements	(1,567)	19,996	(2,186)	(1,495)	(3,200)	—	—	(31)	(2,627)	—	—	—	(1,605)	—	8,852

Total Net Cash Flow	(7,507)	11,571	(12,592)	4,408	670	(8,496)	(8,761)	(6,621)	4,017	(1,606)	(5,245)	163	2,445	(5,766)	(25,814)

Borrowings — NS	7,076	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Net Cash Flow after Borrowings	(430)	11,571	(12,592)	4,408	670	(8,496)	(8,761)	(6,621)	4,017	(1,606)	(5,245)	163	2,445	(5,766)	(25,814)

Ending Cash (Unrestricted)	$17,900	$29,471	$16,879	$21,286	$21,957	$13,461	$4,700	$(1,921)	$2,095	$490	$(4,755)	$(4,592)	$(2,148)	$(7,914)	$(7,914)

CONFIDENTIAL Not for public disclosure or investment purposes. Forward-looking statements are subject to risks uncertainties; actual results may differ materially	13 Week CF (OpCo Consol)

Exhibit B
Fifth Amendment to the Priority Credit Agreement

EXECUTION COPY
FIFTH AMENDMENT AND CONSENT TO PRIORITY CREDIT AGREEMENT
          THIS FIFTH AMENDMENT AND CONSENT TO PRIORITY CREDIT AGREEMENT (this “Consent”), dated as of December 16, 2010, by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto, and CANTOR FITZGERALD SECURITIES (“Cantor”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
          WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Priority Credit Agreement, dated as of September 21, 2010 (as amended by the First Amendment to Priority Credit Agreement, dated as of October 1, 2010, the Second Amendment to Priority Credit Agreement, dated as of October 15, 2010, and the Third Amendment, Consent and Waiver to Priority Credit Agreement, dated as of November 12, 2010, and the Fourth Amendment and Waiver to Priority Credit Agreement, dated as of December 3, 2010, the “Credit Agreement”);
          WHEREAS, Trico Subsea Holding AS, a Norwegian limited company and a Subsidiary Guarantor, has (i) entered into an agreement to sell the Trico Sabre and the Trico Star, which are Mortgaged Vessels under the Credit Agreement, to a single buyer for an aggregate price in cash of $52,300,000 (the “Purchase Price”) and (ii) if such agreement is cancelled, desires to sell such Vessels to another buyer or buyers for a sale price that is not less than 95% of the Purchase Price if sold en bloc or $25,000,000 per Vessel if sold individually (such transaction, the “Vessel Sale”);
          WHEREAS, the Credit Parties have requested that the Required Lenders consent to the Vessel Sale, as required by Section 10.02(b) of the Credit Agreement;
          WHEREAS, pursuant to Sections 5.02(b) and 10.02(b) of the Credit Agreement, the Credit Parties are required to use the proceeds of the Vessel Sale to prepay the outstanding Loans;
          WHEREAS, the Credit Parties have requested that the Required Lenders consent to the following application of the net proceeds of the Vessel Sale: (i) $20,000,000 to be retained by the Credit Parties for working capital purposes, to repay the loans under the Credit Agreement or the Working Capital Credit Agreement or to redeem additional Senior Notes on the terms set out in clause (ii)(b) below, and (ii) the remaining net proceeds to be used to pay pro rata in accordance with the amounts of indebtedness outstanding thereunder between (a) loans and/or cash collateralized letters of credit under the Working Capital Credit Agreement and (b) the principal amount and accrued interest on the Senior Notes to be redeemed, without prepayment premium, penalty or make whole (the “Application of Vessel Sale Proceeds”);
          WHEREAS, the Credit Parties desire to include certain fees and expenses owing under the Working Capital Credit Agreement as Secured Obligations under the Credit Agreement;
          WHEREAS, the Lenders are willing to agree to this Consent on and subject to the terms and conditions contained herein;
          NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders party hereto hereby agree as follows:
ARTICLE I
AMENDMENT
          Section 1.1 Amendment to Section 1. Section 1 of the Credit Agreement is hereby amended by deleting the definition of “Obligations” in its entirety and replacing it with the following:
          ““Obligations” shall mean (i) all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or, to the extent related to the Loans, any other Credit Document, and (ii) all amounts owing to the Administrative Agent (as defined in the Working Capital Credit Agreement) or any Working Capital Lender (as defined in Section 14.01(b)) pursuant to the terms of Section 14.01(b).”
          Section 1.2 Amendment to Section 14.01. Section 14.01 of the Credit Agreement is hereby amended by designating the existing provision as paragraph (a) thereof and adding the following language as new paragraphs (b) and (c):
          “(b) In addition to the foregoing, the Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Term Lenders (for the purposes of this Section 14.01 only, as defined in the Working Capital Credit Agreement) and the Revolving Lenders (for the purposes of this Section 14.01 only, as defined in the Working Capital Credit Agreement and, together with the Term Lenders, the “Working Capital Lenders”) (including, without limitation, the reasonable fees and disbursements of Latham & Watkins LLP, White & Case LLP and the Working Capital Lenders’ local maritime counsel and the Working Capital Lenders’ consultants), in each case, in connection with the preparation, execution and delivery of this Agreement, the other Credit Documents, the Working Capital Credit Agreement and the other Working Capital Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver, assignment or consent relating hereto or thereto and the Working Capital Lenders and in connection with the enforcement of this Agreement, the other Credit Documents, the Working Capital Credit Agreement and the other Working Capital Credit

Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement or the Working Capital Credit Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel and consultants for the Working Capital Lenders), provided, that notwithstanding anything to the contrary herein or in any other Credit Document (including, without limitation, the inclusion of the Borrower’s obligations under this Section 14.01(b) in the definition of “Obligations”), (x) until the payment of all Obligations (other than Obligations under this Section 14.01(b), subject to the terms of the Collateral Agency and Intercreditor Agreement, the Working Capital Lenders shall not have any right under this Agreement to consent to any release of, dilution of, or other change with respect to, the Collateral or any exercise of remedies with respect to the Collateral or any change of any nature to the Obligations (other than the obligations under this Section 14.01(b), (y) in the case of any sale of the Collateral, the Lenders may not release any Lien on the Collateral as it relates to the Obligations unless all of the proceeds of the sale of such Collateral are either (A) applied to pay the Obligations or (B) subject to a first priority Lien securing the Obligations until such proceeds are otherwise utilized with the consent of the Required Lenders, and (z) if the Liens on the Collateral are to be released with respect to the Obligations pursuant to Section 3.1(a)(6) of the Collateral Agency and Intercreditor Agreement, then prior to such release the Borrower shall (A) pay to the Term Lenders a retainer for payment of professional fee obligations under this Section 14.01(b) in a reasonable amount to be mutually agreed between the Term Lenders and the Borrower, and (B) pay to the Revolving Lenders a retainer for payment of professional fee obligations under this Section 14.01(b) in a reasonable amount to be mutually agreed between the Revolving Lenders and the Borrower. Any limitation on rights of the Working Capital Lenders contained in this Section 14.01(b) are applicable solely in their capacity as Working Capital Lenders and do not apply to any rights they may have as Lenders under this Agreement. Solely for the purposes of this Section 14.01(b), the Working Capital Lenders and the Administrative Agent (as defined in the Working Capital Credit Agreement) shall be third party beneficiaries of this Agreement.
          (c) Notwithstanding anything to the contrary herein or in any other Credit Document, if the Liens on the Collateral are to be released with respect to the Obligations pursuant to Section 3.1(a)(6) of the Collateral Agency and Intercreditor Agreement, then prior to such release the Borrower shall pay a retainer to the professionals for the noteholders under the Senior Notes Indenture in a reasonable amount to be mutually agreed between the Required Lenders and the Borrower.”
          Section 1.3 Amendment to Section 14.12(a). Section 14.12(a) of the Credit Agreement is hereby amended by deleting the word “or” immediately prior to clause (w) at the end thereof and replacing it with “,” and adding the following immediately prior to the period at the end of Section 14.12(a):
“, (x) without the consent of the Term Lenders (as defined in the Working Capital Credit Agreement), amend, modify or waive any provision (or any definitions related thereto) relating to the rights of the Term Lenders to receive the amounts described in Section 14.01(b) or

(y) without the consent of the Revolving Lenders (as defined in the Working Capital Credit Agreement), amend, modify or waive any provision (or any definitions related thereto) relating to the rights of the Revolving Lenders to receive the amounts described in Section 14.01(b)”.
ARTICLE II
CONSENT
          Section 2.1 The undersigned Required Lenders hereby consent to (a) the Vessel Sale (provided, that at the time of such Vessel Sale it is permitted under the Working Capital Credit Agreement and the Senior Notes Indenture for the Senior Notes, and (b) the Application of Vessel Sale Proceeds; provided, that to the extent permitted under the Working Capital Credit Agreement and the Senior Notes Indenture after giving effect to this Consent, any proceeds retained by the Credit Parties for working capital purposes pursuant to the Application of Vessel Sale Proceeds shall be deposited in an account to be designated by the Required Lenders.
ARTICLE III
REAFFIRMATION
          Section 3.1 Each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the amendments and waivers contemplated by this Consent.
          Section 3.2 Each Credit Party hereby acknowledges its receipt of this Consent and its review of the terms and conditions thereof and consents to the terms and conditions of this Consent contemplated hereby and thereby.
          Section 3.3 Each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Consent, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith.

ARTICLE IV
MISCELLANEOUS PROVISIONS
          Section 4.1 In order to induce the Lenders to enter into this Consent, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Consent Effective Date after giving effect to this Consent and (ii) all of the representations and warranties contained in the Credit Agreement (other than the representation contained in Section 8.05(e) of the Credit Agreement) are true and correct in all material respects on the Consent Effective Date both before and after giving effect to this Consent, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          Section 4.2 This Consent is limited as specified and shall not, except as expressly set forth herein, constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.
          Section 4.3 This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Consent by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Consent.
          Section 4.4 THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS IN THE CREDIT AGREEMENT.
          Section 4.5 This Consent shall become effective on the date (the “Consent Effective Date”) that each of the following conditions precedent shall have occurred:
          (a) each Credit Party, the Required Lenders and the Administrative Agent have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019 Attention: Liza Montesano (facsimile number: 212-492-0304 / email: lmontesano@paulweiss.com);
          (b) the Borrower shall have obtained a valid consent, in form and substance acceptable to the Required Lenders, to the Vessel Sale and the Application of Vessel Sale Proceeds from the lenders under the Working Capital Credit Agreement pursuant to the Working Capital Credit Agreement, and consent shall have become effective in accordance with its terms;

          (c) the Borrower shall have obtained a valid consent, in form and substance acceptable to the Required Lenders, to the Vessel Sale and the Application of Vessel Sale Proceeds from the holders of the Senior Notes pursuant to the Senior Notes Indenture, and such consent shall have become effective in accordance with its terms;
          (d) the Borrower shall have paid or caused to be paid to the Administrative Agent and the Lenders the costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP) payable to the Administrative Agent and the Lenders to the extent then due; and
          (e) the Approved Budget in effect on the Consent Effective Date shall provide for the payment of the costs, fees and expenses referred to in Section 4.5(d) above.
          Section 4.6 Except for deliveries that are required pursuant to the Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
          Section 4.7 The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters related to this Amendment or any of the other Credit Documents (collectively, the “indemnifiable claims”) and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such indemnifiable claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise). Notwithstanding the foregoing, no indemnified party shall be entitled to seek any indemnity for any indemnifiable claim arising from the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) or otherwise caused by action or inaction of such indemnified person.
          Section 4.8 From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Consent.
*     *     *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

TRICO SHIPPING AS
By:
Name:
Title:

TRICO SUPPLY AS
By:
Name:
Title:

DEEPOCEAN SHIPPING III AS
By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

DEEPOCEAN SHIPPING II AS
By:
Name:
Title:

DEEPOCEAN SHIPPING AS
By:
Name:
Title:

DEEPOCEAN AS
By:
Name:
Title:

TRICO SUPPLY (UK) LIMITED
By:
Name:
Title:

ALBYN MARINE LIMITED
By:
Name:
Title:

CTC MARINE PROJECTS LIMITED
By:
Name:
Title:

DEEPOCEAN BRASIL SERVICOS LTDA.
By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

DEEPOCEAN MARITIME AS
By:
Name:
Title:

DEEPOCEAN MANAGEMENT AS
By:
Name:
Title:

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:
Name:
Title:

CTC MARINE NORWAY AS
By:
Name:
Title:

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:
Name:
Title:

DEEPOCEAN SUBSEA SERVICES LIMITED
By:
Name:
Title:

DEEPOCEAN BV
By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

DEEPOCEAN UK LTD.
By:
Name:
Title:

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:
Name:
Title:

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:
Name:
Title:

TRICO SUBSEA AS
By:
Name:
Title:

TRICO SUBSEA HOLDING AS
By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

CANTOR FITZGERALD SECURITIES, as Administrative Agent
By:
	Name:	James Bond
	Title:	Chief Operating Officer

[Signature Page to Consent to Credit Agreement]

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR STRATEGIC INCOME FUND, as a Lender
By:
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Consent to Credit Agreement]

FIDELITY SUMMER STREET TRUST: FIDELITY CAPITAL & INCOME FUND, as a Lender
By:
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Consent to Credit Agreement]

FIDELITY SCHOOL STREET TRUST: FIDELITY STRATEGIC INCOME FUND, as a Lender
By:
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Consent to Credit Agreement]

ILLINOIS MUNICIPAL RETIREMENT FUND, as a Lender
By:
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Consent to Credit Agreement]

VARIABLE INSURANCE PRODUCTS FUND V: STRATEGIC INCOME PORTFOLIO, as a Lender
By:
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Consent to Credit Agreement]

MUTUAL EUROPEAN FUND, as a Lender
By:
	Name:	Bradley Takahashi
	Title:	Vice President Franklin Mutual Advisers, LLC

[Signature Page to Consent to Credit Agreement]

FRANKLIN MUTUAL RECOVERY FUND, as a Lender
By:
	Name:	Bradley Takahashi
	Title:	Vice President Franklin Mutual Advisers, LLC

[Signature Page to Consent to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities Inc., its agent as a Lender

By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: Western Asset Floating Rate High Income Fund LLC, as a Lender
By:
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: John Hancock Fund II Floating Rate Income Fund, as a Lender
By:
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

CCIF Loans Limited
By:	Goldman Sachs Asset Management, L.P., its sub advisor as a Lender

By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL INVESTMENT FUNDS, ACTING SOLEY WITH RESPECT TO ITS SERIES, ARTIO GLOBAL HIGH INCOME FUND as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME GROUP TRUST FUND, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME FUND LLC, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE GENERAL RETIREMENT SYSTEM OF THE CITY OF DETROIT, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CITY OF PHILADELPHIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Consent to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By:
	Name:	Victor J. Simon
	Title:	Vice President
[Signature Page to Consent to Credit Agreement]

Oaktree Opps TS Investments Ltd., as a Lender By: Oaktree Capital Management, L.P. Its: Director
By:
	Name:	Kenneth Liang
	Title:	Managing Director

By:
	Name:	Rajath Shourie
	Title:	Managing Director
[Signature Page to Consent to Credit Agreement]

Goldman Sachs Palmetto State Credit Fund, L.P., as a Lender By: Goldman Sachs Asset Management, L.P., its investment manager

By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

Goldman Sachs Credit Strategies Fund, as a Lender By: Goldman Sachs Asset Management, solely in its capacity as Investment Manager, and as Principal

By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

Liberty Harbor Distressed Credit Aggregator I, L.P., as a Lender By: Liberty Harbor Distressed Credit Opportunities Advisors, LLC as General Partner

By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

Goldman Sachs Corporate Credit Investment Fund LLC, as a Lender By: Goldman Sachs Asset Management, L.P., its investment manager
By:
Name:
Title:

[Signature Page to Consent to Credit Agreement]

Liberty Harbor Master Fund L LP., as a Lender By: Goldman Sachs Asset Management, L.P., its investment manager
By:
Name:
Title:
[Signature Page to Consent to Credit Agreement]

Mariner LDC, as a Lender By: Mariner Investment Group, as Investment Advisor

By:
	Name:	Richard Holahan
	Title:	Authorized Signatory
[Signature Page to Consent to Credit Agreement]

Caspian Capital Partners, L.P., as a Lender By: Mariner Investment Group, as Investment Advisor
By:
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

Caspian Corporate Loan Fund LLC, as a Lender By: Mariner Investment Group LLC, as Investment Advisor
By:
	Name:	Richard Holahan
	Title:	Authorized Signatory
[Signature Page to Consent to Credit Agreement]

Caspian Select Credit Master Fund, Ltd., as a Lender By: Mariner Investment Group, as Investment Advisor
By:
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

Caspian Alpha Long Credit Fund, L.P., as a Lender By: Mariner Investment Group LLC, as Investment Advisor
By:
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

Caspian Solitude Master Fund, L.P., as a Lender By: Mariner Investment Group LLC, as Investment Advisor
By:
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Consent to Credit Agreement]

SPECTRUM ORIGINATION LLC, as a Lender
By:
Jeffrey A. Schaffer
Managing Member

[Signature Page to Consent to Credit Agreement]

DSTAR, LTD., as a Lender
By:
	Name:	Herbert E. Seif
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

By:
	Name:	James Duplessie
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

[Signature Page to Consent to Credit Agreement]

CAI DISTRESSED DEBT OPPORTUNITY MASTER FUND, LTD., as a Lender
By:
	Name:	Herbert E. Seif
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

By:
	Name:	James Duplessie
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

[Signature Page to Consent to Credit Agreement]

SPECIAL VALUE CONTINUATION
PARTNERS, LP, as a Lender
TENNENBAUM OPPORTUNITIES
PARTNERS V, LP, as a Lender
TENNENBAUM DIP OPPORTUNITY
FUND, LLC, as a Lender

By: Tennenbaum Capital Partners, LLC,
        Investment Manager of each of the
above companies

By:
	Name:	David Hollander
	Title:	Partner

[Signature Page to Consent to Credit Agreement]

Exhibit C
Defaults
1. The Borrower’s failure to deliver the Quarterly Financial Statements for the fiscal quarter ending September 30, 2010 pursuant to Section 9.01(a) of the Credit Agreement.
2. The Borrower’s failure to comply with the Minimum Cash covenant for the months ending on October 31, 2010 and November 30, 2010 pursuant to Section 10.13 of the Credit Agreement.
3. The Borrower’s failure to comply with the Minimum Monthly EBITDA covenant for the months ending on September 30, 2010, October 31, 2010 and November 30, 2010 pursuant to Section 10.14 of the Credit Agreement.
4. The occurrence of a Forbearance Termination Date pursuant to Section 11.13 of the Credit Agreement.
5. The Borrower’s failure to draw on the Total Tranche B Term Loan Commitments (as defined under the Priority Credit Agreement) in the amount of $7,000,000 under the Priority Credit Facility by October 31, 2010.
6. Cross-defaults to the Parent Credit Agreement pursuant to Section 11.11 of the Credit Agreement.
7. The Borrower’s defaults and events of default as specified and waived under the Amendment to the Priority Credit Agreement pursuant to Section 11.04 of the Credit Agreement.
8. The Borrower’s defaults and events of default as specified and waived under the Note Forbearance Agreement pursuant to Section 11.04 of the Credit Agreement.